SUMMARY PROSPECTUS

February 28, 2021

SIM Global Managed Accumulation Fund

Class Z Shares (SIMGX)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.secureinvestmentmanagement.com. You may also obtain this information at no cost by calling toll-free at 888-568-2341. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2021, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

Investment Objective

The SIM Global Managed Accumulation Fund (the “Fund”) seeks as a primary objective to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Administrative Services Fee	0.25%
Other Expenses(1)	1.25%
Acquired Fund Fees and Expenses(1)	0.24%
Total Annual Fund Operating Expenses(2)	2.39%
Fee Waivers and/or Expense Reimbursements	(0.65)%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)	1.74%

(1)Other Expenses and Acquired Fund Fees and Expenses are estimated for the Fund’s initial fiscal year.

(2)Secure Investment Management, LLC (the “Adviser”) has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.50% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. These contractual arrangements cannot be terminated prior to February 28, 2022 without the written consent of both the Board of Trustees and the Adviser.

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Z	$177	$683	$1,217	$2,677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet completed a fiscal period as of the date of this prospectus, no portfolio turnover rate is available.

Principal Investment Strategies

The Fund operates as a “fund of funds.” The Fund pursues its investment objective by investing in exchange-traded securities of other investment companies including exchange-traded funds (“ETFs”) (“Underlying Funds”). The ability of the Fund to meet its investment objective is contingent on the ability of the Underlying Funds to meet their investment objectives.

Under normal circumstances, the Fund invests approximately 75% of its net assets in Underlying Funds that are advised by Dimensional Fund Advisors LP and that, in turn, the Adviser believes establish a globally diversified equity investment portfolio. Based on the aggregated market capitalizations of broad-based indices that measure the US, International (i.e., non-US) and Emerging Markets, the Adviser will construct the Fund’s portfolio generally to allocate the Fund’s assets proportionally among Underlying Funds that, based on the terms of their prospectuses focus on US, International (i.e., non-US), and Emerging Markets.

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

The Adviser will select Underlying Funds managed by Dimensional Funds Advisors LP which offer moderate investment weight towards small capitalization companies, value companies, and high profitability companies. In determining the specific Underlying Funds into which the Adviser will invest the Fund’s assets, the Adviser will consider the investment focus of the Underlying Funds, including whether the Underlying Funds focus on market capitalizations, growth versus value biases, and other relevant measures of profitability. The Adviser generally believes Underlying Funds that focus on small capitalization, value, and high profitability companies may offer greater long-term expected returns over each factor’s counterpart.

Under normal circumstances, the Fund will invest in Underlying Funds that by the terms of their prospectuses invest in, and/or provide exposure to, several countries which may include the U.S., although the Fund generally will attempt to invest at least 40% of its net assets in Underlying Funds that invest in the securities of issuers based, primarily operated and/or listed outside of the U.S. These Underlying Funds may include investments in emerging markets countries.

The Fund is focused on capital preservation and reducing volatility, in particular downside volatility. To reduce volatility, the Adviser will invest a portion of the Fund’s assets in Underlying Funds that focus on low volatility equity securities. This exposure to low volatility equity securities may cause the Fund to underperform the benchmark during market up cycles, but should cause the Fund to outperform the benchmark during downside corrections. Over the long-term, it is expected that this exposure to low volatility equity securities, and resulting reduction in downside volatility, should increase the long-term outperformance versus the benchmark. In abnormal circumstances, for example when a combination of market valuation metrics and economic conditions have historically resulted in below average long-term equity returns, the Fund will reduce its indirect exposure to these low volatility equity securities. The Funds preference is to avoid speculative environments.

Under normal market conditions, and as part of the Adviser’s strategy to manage the Fund’s volatility relative to the broader global markets, the Fund will generally invest the remaining 25% of its net assets in Underlying Funds that:

(i)either invest substantially all of their assets in equity securities that target lower absolute volatility relative to the underlying assets class, which will be the S&P 500® Index and/or U.S. large cap equities; or

(ii)invest substantially all of their assets within a risk control methodology of increasing or decreasing cash weight based on whether current volatility measures are above or below long-term volatility measures of the underlying assets class, which will be the S&P 500® Index and/or U.S. large cap equities.

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser will assess the Fund’s allocation in Underlying Funds on an on-going basis to ensure continued alignment of Underlying Fund investment policies with that of the Fund. The Adviser targets maintaining low turnover; however, turnover may increase at any time if the Adviser deems it necessary for the Fund’s objective. The Fund may engage in active trading of securities which can increase transaction costs (thus lowering overall performance).

The Adviser may sell an Underlying Fund for a variety of reasons, such as to invest in another security believed to offer superior investment opportunities.

The Underlying Funds are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each Underlying Fund seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s Financial Services LLC, the Center for Research in Securities Prices, FTSE Group, or Bloomberg Barclays) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying Fund generally holds the same stocks as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each Underlying Fund is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks.

The Adviser will assess the Fund’s allocation in Underlying Funds on an on-going basis to ensure continued alignment of Underlying Fund investment policies with that of the Fund. The Adviser targets maintaining low turnover; however, turnover may increase at any time if the Adviser deems it necessary for the Fund’s objective. The Fund may engage in active trading of securities which can increase transaction costs (thus lowering overall performance).

For purposes of complying with the Fund’s investment policies, the Adviser will identify Underlying Funds in which to invest by reference to such Underlying Funds’ investment policies at the time of investment. An Underlying Fund that changes its investment policies subsequent to the time of the Fund’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying Funds or replace or eliminate existing Underlying Funds without notice or shareholder approval. The Underlying Funds have been selected to represent what the Adviser believes to be a reasonable spectrum (meaning domestic, international, emerging markets

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

and a variety of market sectors (i.e., healthcare, financial, technology, among others)) of investment options for the Fund. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Fund) as deemed appropriate by the Adviser.

Underlying Funds in which the Fund invests may invest in derivative instruments.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Other Investment Company Securities Risk. When the Fund invests in Underlying Funds, the Fund indirectly will bear its proportionate share of any fees and expense payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds (such as the use of derivative transactions by the Underlying Funds). The ability of the Fund to meet its investment objectives is affected by the ability of the Underlying Funds to meet their investment objectives.

The Fund has no control over the investments and related risks taken by the Underlying Funds in which it invests. In addition to the brokerage costs associated with the Fund’s purchase and sale of Underlying Funds, those

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

Underlying Funds incur operating expenses that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the Underlying Funds, in addition to Fund expenses. An investment in the Fund will generally have higher expenses than investing directly in an Underlying Fund.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may not track its target index closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Investment Factor Risk. To the extent the Fund invests in Underlying Funds that, in turn, invest in issuers representing a limited number of investment factors (e.g., focusing on large cap issuers vs. small cap issuers, focusing on value opportunities vs. growth opportunities, etc.), the Fund will be more susceptible to negative events affecting those investment factors, and the value of its shares may be more volatile than if the Fund, investing through the Underlying Funds, invested more widely.

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

Foreign Securities Risk. To the extent the Fund invests in Underlying Funds that invest in foreign securities, it may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that Underlying Funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares. Additionally, the Adviser may not be successful in reducing the volatility of the Fund’s overall portfolio given the allocation of the Fund’s assets, as well as because of the particular mix of Underlying Funds chosen by the Adviser to reduce volatility.

Portfolio Turnover Risk. The Fund and the Underlying Funds may engage in active trading, resulting in a high portfolio turnover rate. A high portfolio turnover rate can result in correspondingly greater brokerage commission expenses, may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the Fund’s performance.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee that the use of these instruments by the Underlying Funds will work. The value of derivatives

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying fund of options on stock indices and index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may indirectly increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses for the Underlying Fund and indirectly for the Fund.

New Fund Risk. The Fund is a new mutual fund and has only recently commenced operations.

Performance History

The Fund has only recently commenced operations and, as a result, does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

SUMMARY Prospectus | FEBRUARY 28, 2021

SIM Global Managed Accumulation Fund

Investment Adviser

Secure Investment Management, LLC is the investment adviser to the Fund.

Portfolio Managers

Joshua D. Mellberg, Managing Member and Portfolio Manager of the Adviser, has served as a portfolio manager to the Fund since its inception on December 29, 2020.

J. Timothy Keefe, CFA, Client Relationship Manager of the Adviser, has served as a portfolio manager to the Fund since March 1, 2021.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (addressed to the Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by calling the Fund toll free at 888-568-2341. Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into the Fund is $500 for Class Z Shares. Subsequent investments must be in amounts of $500 or more for Class Z Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans and individual retirement accounts.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.